UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2012 (June 29, 2012)

HUGHES Telematics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 1800
Atlanta, Georgia 30319
(404) 573-5800
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 29, 2012, HUGHES Telematics, Inc. (the “Company”) and Verizon Communications Inc. (“Verizon”) were orally informed of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), for the previously announced proposed acquisition by merger (the “Merger”) of the Company by Verizon Telematics Inc., a wholly-owned subsidiary of Verizon. Early termination or expiration of the waiting period under the HSR Act is one of the conditions to the obligations of the Company and Verizon to effect the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2012	HUGHES TELEMATICS, INC.

	By:	/s/ Robert C. Lewis

Name: Robert C. Lewis
Title: General Counsel and Secretary